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                                                                    EXHIBIT 23.1



              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the 2000 Stock Plan of Illumina, Inc. of our report dated January 25, 2002 with respect to the financial statements of Illumina, Inc. included in the Annual Report (Form 10-K) for the year ended December 30, 2001.



                                                 /s/ ERNST & YOUNG LLP

                                                     ERNST & YOUNG LLP



San Diego, California
May 20, 2002